SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                     Date of Report
                     (Date of earliest
                     event reported):        May 12, 2003


                             LaCrosse Footwear, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-23800                     39-1446816
---------------                 ----------------              --------------
(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)




              18550 N.E. Riverside Parkway, Portland, Oregon, 97230
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (503) 776-1010
                          -----------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits. The following exhibits are being furnished herewith:

               (99) Press Release of LaCrosse Footwear, Inc., dated
                    May 12, 2003.

Item 9.   Regulation FD Disclosure (Information Being Provided Under Item 12).
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     On May 12, 2003, LaCrosse Footwear, Inc. issued a press release announcing its financial results for the first quarter ended March 29, 2003. A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.


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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LACROSSE FOOTWEAR, INC.



Date:  May 13, 2003                     By: /s/ David P. Carlson
                                           -------------------------------------
                                           David P. Carlson
                                           Executive Vice President and
                                           Chief Financial Officer



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

                             LACROSSE FOOTWEAR, INC.

                   Exhibit Index to Current Report on Form 8-K
                               Dated May 12, 2003


Exhibit
Number
------

(99)          Press Release of LaCrosse Footwear, Inc., dated May 12, 2003.



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